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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-16239                  06-1481060
     (State or other       (Commission file number)      (I.R.S. employer
     jurisdiction of                                   identification no.)
     incorporation or
      organization)

     7 COMMERCE DRIVE
   DANBURY, CONNECTICUT                                       06810
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

(a) On July 27, 2007, the Board approved the amendment and restatement of the Amended and Restated Bylaws (the "Bylaws") of ATMI, Inc. (the "Company"), effective as of the same date. The amendment and restatement, among other things, makes express the Company's ability to issue shares of the Company's securities in uncertificated form. By doing so, the Company has clarified its ability to meet the Direct Registration System ("DRS") requirements of the Nasdaq Global Select Market. DRS allows shares of the Company' stock to be owned, reported and transferred electronically in uncertificated form and without the need for physical stock certificates.

The amendment and restatement of the Bylaws implements certain further technical and/or clarifying changes or additions to the Bylaws, such as with respect to the transfer of uncertificated stock or the replacement of lost, stolen or destroyed share certificates with the issuance of shares in uncertificated form.

The amendment and restatement of the Bylaws also makes express the authority to take certain actions through electronic transmissions, as permitted under Delaware corporate law, rather than in paper form. Such actions may include, but are not limited to, the Board or any committee thereof acting by unanimous consent, director resignations, waivers of notice and the granting of proxy authorizations.

Previously, the Company's Bylaws were silent with respect to the Company's ability to issue shares in uncertificated form and the ability to take certain actions through electronic transmission.

The summary above is qualified in its entirety by the Bylaws filed herewith as
Exhibit 3.1 to this report and incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

      Exhibit Number          Description
      --------------          -----------

      3.1         Amended and Restated Bylaws of ATMI, Inc. (as adopted July 27,
                  2007).









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ATMI, INC.


Date: August 1, 2007                  By:  /s/  Daniel P. Sharkey
                                         ------------------------------------
                                         Daniel P. Sharkey
                                         Title: Executive Vice President,
                                         Chief Financial Officer and Treasurer




















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